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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Vical Incorporated
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VICAL INCORPORATED
10390 Pacific Center Court
San Diego, CA 92121-4340
(858) 646-1100

March 19, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Vical Incorporated which will be held on Monday, May 10, 2004, at 9:00 a.m. Pacific Time, at Wyndham San Diego North, 5975 Lusk Blvd., San Diego, CA 92121.

        At the meeting, the stockholders will be asked to elect two directors to our Board of Directors, to vote upon the amendment of our Amended and Restated Stock Incentive Plan and to ratify the selection of our independent auditors for 2004.

        The notice of meeting and proxy statement accompanying this letter describe more fully the matters upon which stockholders will vote at the upcoming meeting, and we urge you to read these materials carefully.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD OR DELIVER YOUR PROXY INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE SO WE CAN BE SURE OF A QUORUM TO VOTE ON THESE PROPOSALS FOR STOCKHOLDER ACTION. If you attend the meeting, you may revoke your proxy and vote in person, if you so desire. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

        A copy of our Annual Report to Stockholders is also enclosed.

        The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,
/s/ VIJAY B. SAMANT Vijay B. Samant President and Chief Executive Officer

VICAL INCORPORATED
10390 Pacific Center Court
San Diego, California 92121-4340

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 10, 2004

To the Stockholders of Vical Incorporated:

        The Annual Meeting of Stockholders of Vical Incorporated, or the "Company," a Delaware corporation, will be held at Wyndham San Diego North, 5975 Lusk Blvd., San Diego, CA 92121, on Monday, May 10, 2004, at 9:00 a.m. Pacific Time, for the following purposes:

  1.
  To elect two Class III directors to the Company's Board of Directors, to hold office until the 2007 Annual Meeting of Stockholders;

  2.
  To amend the Company's Amended and Restated Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 500,000 shares;

  3.
  To ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice.

        Only stockholders of record as of the close of business on March 15, 2004, are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. A complete list of stockholders entitled to vote will be available at our offices located at 10390 Pacific Center Court, San Diego, California 92121-4340, for ten days before the meeting.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTER INFORMATION FORM AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD OR VOTER INFORMATION FORM. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

By Order of the Board of Directors
/s/ MARTHA J. DEMSKI Martha J. Demski Vice President, Chief Financial Officer, Treasurer and Secretary

San Diego, California
March 19, 2004

VICAL INCORPORATED
10390 Pacific Center Court
San Diego, California 92121-4340

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 10, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This proxy statement is furnished in connection with the solicitation of proxies in the accompanying form by and on behalf of the Board of Directors, or the "Board," of Vical Incorporated, a Delaware corporation. Vical Incorporated is referred to as "Vical" or the "Company," or indicated by the use of "we," "us" or "our," in this proxy statement. The proxies are to be used at the Annual Meeting of Stockholders to be held at Wyndham San Diego North, 5975 Lusk Blvd., San Diego, CA 92121, on Monday, May 10, 2004, at 9:00 a.m. Pacific Time, or any adjournment or postponement of the meeting, or the "Annual Meeting," for the purposes set forth in this proxy statement and in the accompanying notice. The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with our corporate secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for directors listed in Proposal 1 of this proxy statement and FOR the approval of Proposals 2 and 3 listed in the accompanying notice and this proxy statement.

        This proxy statement and the accompanying form of proxy are being mailed to all stockholders entitled to vote at the Annual Meeting on or about April 5, 2004.

Solicitation

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to the beneficial owners. We will reimburse persons representing beneficial owners of our common stock for their reasonable costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees or, at our request, InvestorCom, Inc. No additional compensation will be paid to our directors, officers or other regular employees for these services, but InvestorCom, Inc. will be paid its customary fee, estimated to be about $3,000 plus reimbursement of expenses, if it renders solicitation services for us.

Voting Rights and Outstanding Shares

        Only holders of record of our common stock at the close of business on March 15, 2004, are entitled to notice of and to vote at the Annual Meeting. At the close of business on March 15, 2004, we had 20,095,244 shares of common stock outstanding and entitled to vote. Each holder of our common stock is entitled to one vote for each share held as of the record date on all matters to be voted upon at the Annual Meeting.

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting are represented by votes at the meeting or by proxy. Directors are elected by a plurality vote. This means that the two nominees receiving the most "FOR" votes among votes properly cast will be elected. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and will have the same effect as negative votes. If shares of our common stock are not voted by the broker who is the record holder of the shares, or a "broker non-vote," or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of any proposal has been obtained.

Voting via the Internet or by Telephone

        Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The laws of Delaware, under which we are incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that the proxy was authorized by the stockholder.

        The telephone and Internet voting procedures described below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. A stockholder granting a proxy to vote by telephone or via the Internet should understand that there may be costs associated with these procedures, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

For Shares Registered in Your Name

        You may go to the Internet address noted on your proxy card to grant a proxy to vote your shares by means of the Internet. You will be required to provide the Company number and control number contained on your proxy card. You will then be asked to complete an electronic proxy card. The votes represented by your proxy will be generated on the computer screen and you will be prompted to submit or revise them as desired. You also may grant a proxy using a touch-tone telephone by calling the toll-free telephone number noted on your proxy card and following the recorded instructions.

For Shares Registered in the Name of a Broker or Bank

        Most beneficial owners whose stock is held in street name receive a voter information form and instructions for granting proxies from their banks, brokers or other agents.

        A number of brokers and banks participate in a program provided through ADP Investor Communication Services that offers the means to grant proxies by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy using a touch-tone telephone by calling the toll-free telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' Internet address shown on the information form received from your broker or bank.

General Information for All Shares Voted via the Internet or by Telephone

        Votes submitted via the Internet or by telephone must be received by 11:00 p.m. Eastern Time on May 7, 2004. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocability of Proxies

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our corporate secretary at 10390 Pacific Center Court, San Diego, California 92121-4340, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals for Our 2005 Annual Meeting of Stockholders

        The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission, or the "SEC," is December 6, 2004.

        A stockholder proposal submitted after the December 6, 2004, deadline may be excluded from our proxy materials for our 2005 Annual Meeting of Stockholders, but may still be submitted for consideration at our 2005 Annual Meeting of Stockholders, provided that timely notice of the proposal is given in writing to our corporate secretary. To be timely, a stockholder's notice of the proposal must be delivered to or mailed and received at our offices at 10390 Pacific Center Court, San Diego, California 92121-4340 not less than 50 days nor more than 75 days prior to the date of our 2005 Annual Meeting of Stockholders. However, if less than 65 days notice (including notice by prior public disclosure) of the date of our 2005 Annual Meeting of Stockholders is provided to stockholders, notice of a stockholder proposal will be timely if we receive it no later than the close of business on the 15th day following the date on which the notice of the date of our 2005 Annual Meeting of Stockholders was mailed or public disclosure of such date was made. Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals.

Additional Information

        Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from us by contacting Vical Incorporated, Investor Relations, 10390 Pacific Center Court, San Diego, California 92121-4340; (858) 646-1100. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by April 29, 2004.

IMPORTANT

        Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting, revoke your proxy and vote in person even if you have already returned your signed proxy or submitted your proxy via the Internet or by telephone. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

        We have three classes of directors serving staggered three-year terms. Class II and Class III consist of three directors each and Class I consists of two directors. Our Board is presently composed of seven directors. Currently one Class II director's seat is vacant. Only two Class III directors are to be elected at the Annual Meeting to serve until our 2007 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified or until such directors' earlier resignation, removal from office, death or incapacity. Patrick Latterell, a Class III director, will not be standing for reelection at the Annual Meeting. As a result, immediately following the Annual Meeting our Board will be composed of six directors, and one Class II and one Class III directors' seats will be vacant and remain vacant until the Nominating/Governance Committee identifies suitable candidates for these seats. The terms of the Class I and Class II directors expire at our 2005 and 2006 Annual Meetings of Stockholders, respectively.

        The two nominees for Class III directors are Robert H. Campbell and Gary A. Lyons. Each of the nominees for election to this class is currently a director of the Company and has been nominated for election by the Nominating/Governance Committee of our Board of Directors. Mr. Lyons was previously elected as a director by the stockholders. Mr. Campbell was recommended for appointment to the Board by the Nominating/Governance Committee and appointed as a director by the Board on December 10, 2003. To date, he has not stood for election by our stockholders.

        It is our policy to encourage all nominees for director to attend the Annual Meeting. All of the nominees for election as a director at our 2003 Annual Meeting of Stockholders attended that meeting.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. The nominees receiving the highest number of affirmative votes of the shares represented and entitled to vote at the meeting will be elected directors of the Company. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. Shares represented by the enclosed proxy cannot be voted for a greater number of persons than the number of nominees named. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as our Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and our management has no reason to believe that either nominee will be unavailable for election.

The Board of Directors Recommends a Vote FOR the Election of Each Named Nominee.

        Set forth below is biographical information as of March 1, 2004, for each person nominated and each person whose term of office as a director will continue after the Annual Meeting. There are no family relationships among our executive officers or directors.

Name	Age	Position(s) Held With The Company	Director Since
Robert H. Campbell	66	Director	December 2003
R. Gordon Douglas, M.D.	69	Chairman of the Board	May 1999
M. Blake Ingle, Ph.D.	61	Director	June 1996
Gary A. Lyons	52	Director	March 1997
Robert C. Merton, Ph.D.	59	Director	March 2002
Vijay B. Samant	51	Director, President and Chief Executive Officer	November 2000

Nominees for Election for a Three-Year Term Expiring at the 2007 Annual Meeting

        Robert H. Campbell held various positions with Sunoco, Inc., a publicly traded petroleum refiner and chemicals manufacturer, for 40 years through June 2000, including Chief Executive Officer and Chairman of the Board. In 1999, while Mr. Campbell was Chairman of Sunoco, the company won the "Board Excellence Award" from Spencer Stuart and the Wharton School of Business of the University of Pennsylvania. In 2001, Mr. Campbell was named one of "Corporate America's Outstanding Directors" by the editors of "Corporate Alert." In addition, he was invited to testify as an expert on corporate governance issues in May 2002, before the U.S. Senate Permanent Subcommittee on Investigations in the hearings on Enron Corp. and Arthur Andersen LLP. Mr. Campbell serves as a member of the board of directors of CIGNA Corporation, an employee benefits company, Hershey Foods Corp., a consumer food products manufacturer and distributor, and The Pew Charitable Trusts, a charitable foundation. He is also a director of the Rocky Mountain Institute, a not-for-profit research and consulting organization. Mr. Campbell received a bachelor's degree in chemical engineering with honors from Princeton University, a master's degree in chemical engineering from Carnegie Mellon University and a master's degree in management through the Sloan Fellows program at the Massachusetts Institute of Technology.

        Gary A. Lyons has been President, Chief Executive Officer and Director of Neurocrine Biosciences, Inc., a biopharmaceutical company, since 1993. From 1983 to 1993, Mr. Lyons held various executive positions at Genentech, Inc., a biotechnology company, including Vice President of Business Development, Vice President of Sales, and Director of Sales and Marketing. From 1973 to 1983, Mr. Lyons worked with American Critical Care, a division of American Hospital Supply Corporation, serving as Director of Sales from 1980 to 1983. He is also a director of IntraBiotics Pharmaceuticals, Inc., a publicly held biotechnology company. Mr. Lyons holds a bachelor's degree in marine biology from the University of New Hampshire and an M.B.A. degree from Northwestern University, JL Kellogg Graduate School of Management.

Directors Continuing in Office Until the 2005 Annual Meeting

        Robert C. Merton, Ph.D., has been a professor at the Harvard Business School since 1988, and is currently the John and Natty McArthur University Professor. Prior to his positions at Harvard, he served on the finance faculty of Massachusetts Institute of Technology's Sloan School of Management from 1970 until 1988. Dr. Merton received the Alfred Nobel Memorial Prize in Economic Sciences in 1997 for a new method to determine the value of derivatives. Dr. Merton is past President of the American Finance Association and a member of the National Academy of Sciences. He is a director of the funds managed by Dimensional Fund Advisors, one of our stockholders. Dr. Merton is also a director and the Chief Science Officer of Integrated Finance Limited, a specialized investment bank he co-founded in 2002, and a director of MF Risk, Inc., a financial risk corporation. He serves on advisory boards of several companies and institutions. Some of Dr. Merton's other financial and accounting experience includes serving as a Senior Advisor to and Managing Director of JP Morgan Chase & Co. from 1999 to 2001, and a co-founder and principal of Long-Term Capital Management, L.P. He has received numerous academic awards and has lectured widely. Dr. Merton holds a bachelor's degree from Columbia University, an M.S. degree in applied mathematics from the California Institute of Technology, and a Ph.D. degree in economics from the Massachusetts Institute of Technology. In addition, Dr. Merton holds numerous honorary degrees.

        Vijay B. Samant has been President and Chief Executive Officer of Vical since he joined us in November 2000. Previously, he held various positions at Merck & Co., Inc., a global pharmaceutical company, from 1977 to 2000. From 1998 to 2000, he was Chief Operating Officer of the Merck Vaccine Division. From 1990 to 1998, he served in the Merck Manufacturing Division as Vice President of Vaccine Operations, Vice President of Business Affairs and Executive Director of Materials Management. From 1977 to 1990, Mr. Samant held a variety of positions of increasing responsibility in manufacturing, process engineering, production planning and control, business development and loss prevention in several Merck operating divisions. Mr. Samant holds a bachelor's degree in chemical engineering from the University of Bombay, India, an M.S. degree in chemical engineering from Columbia University and an M.B.A. degree from the Sloan School of Management at the Massachusetts Institute of Technology. Mr. Samant serves on the board of directors of BioMarin Pharmaceuticals Inc., a publicly traded biopharmaceutical company. In addition, he is a director of the Aeras Global TB Vaccine Foundation, a not-for-profit organization working to develop tuberculosis vaccines, serves on the Project Management Subcommittee of the International AIDS Vaccine Initiative and is on the Board of Trustees of the National Foundation for Infectious Diseases.

Directors Continuing in Office Until the 2006 Annual Meeting

        R. Gordon Douglas, M.D., is currently Director of Strategic Planning at the National Institutes of Health, Dale and Betty Bumpers Vaccine Research Center and an Adjunct Professor of Medicine at Cornell University Medical College. Dr. Douglas retired in April 1999, from Merck & Co., Inc. where he had been President of the Merck Vaccine Division since 1991, and a member of the Merck Management Committee. Prior to joining Merck in 1989, Dr. Douglas was a physician and academician. His teaching and administrative affiliations included Baylor College of Medicine, University of Rochester School of Medicine, and Cornell University Medical College. His medical practice included affiliations with The New York Hospital, Memorial Sloan-Kettering Cancer Center, The Rockefeller University Hospital and North Shore University Hospital. Dr. Douglas has served as a visiting professor at a number of medical schools and as a consultant to several pharmaceutical and biomedical companies. He also served on the board of directors of the International AIDS Vaccine Initiative and is currently a member of the board of directors of Advancis Pharmaceutical Corporation, EluSys Therapeutics, Inc., IOMAI Corporation and VaxInnate Corporation, all biotechnology or biopharmaceutical companies. In addition, Dr. Douglas is the Chairman of the Aeras Global TB Vaccine Foundation. He holds a bachelor's degree from Princeton University and an M.D. degree from Cornell University Medical College. Dr. Douglas received his medical staff training at The New York Hospital and Johns Hopkins Hospital and is Board Certified in Internal Medicine. He is a member of the Institute of Medicine, the Association of American Physicians, the Infectious Diseases Society of America and numerous other organizations.

        M. Blake Ingle, Ph.D., has been a partner in IngleWood Ventures, a venture capital fund, since 1999. From 1993 to 1996, Dr. Ingle was Chief Executive Officer of Canji Inc., a privately held gene therapy company acquired by Schering Plough in 1996, and he served from 1995 to 1996 as Acting Chief Executive Officer of Telios Pharmaceuticals, Inc., a research and development company, subsequently acquired by Integra Life Sciences. Dr. Ingle previously worked with Bayer. From 1980 to 1993, Dr. Ingle held a variety of positions with IMCERA Group, Inc., a manufacturer and marketer of medical products, subsequently Mallinckrodt, Inc., including Chief Scientific Officer, Chief Financial Officer and President of its Pittman Moore division and most recently as President and Chief Executive Officer of IMCERA Group, Inc. Dr. Ingle also serves as a member of the board of directors of Inex Pharmaceuticals, NewBiotics, Inc., ATI Medical, Inc., Targeted Molecules Corporation, Dendreon Corporation, Cengent Therapeutics, Inc. and Meta-Probe, Inc., all biotechnology or biopharmaceutical companies. He received a bachelor's degree from Fort Lewis College and M.S. and Ph.D. degrees from Colorado State University.

Background of Executives Not Described Above

        The names of and certain information regarding our executives as of March 1, 2004, are set forth below:

Name	Age	Position(s) Held With The Company
Martha J. Demski	51	Vice President, Chief Financial Officer, Treasurer and Secretary
Alan E. Dow, J.D., Ph.D.	48	Vice President and General Counsel
David C. Kaslow, M.D.	45	Chief Scientific Officer

        Martha J. Demski joined us as Chief Financial Officer in December 1988. From August 1977 until joining us, Ms. Demski held various positions with Bank of America, lastly as Vice President/Section Head of the Technology Section. She also served as an adviser to Bank of America on a statewide basis regarding the biotechnology industry in California. Ms. Demski received an M.B.A. degree in finance and accounting from The University of Chicago Graduate School of Business in 1977 and a bachelor's degree from Michigan State University in 1974.

        Alan E. Dow, J.D., Ph.D., joined us in June 2001 as Vice President and General Counsel. Dr. Dow came to us from Pillsbury Winthrop LLP, a law firm, where he was a Senior Attorney practicing general corporate and intellectual property law for clients in the United States and abroad beginning in 2000. His focus was in the areas of biotechnology, genomics, pharmaceuticals, agricultural biotechnology and chemistry. From 1998 to 2000, Dr. Dow was Corporate Counsel, Intellectual Property, for Pharmacia Corporation, a pharmaceutical company, and from 1994 to 1998 he was an Associate Attorney with Klarquist, Sparkman, Campbell, Leigh & Whinston, a law firm in Portland, Oregon. Dr. Dow earned his J.D. degree from Stanford Law School in 1994, his Ph.D. degree in genetics from Harvard University in 1992, and a bachelor's degree in chemistry, with high distinction, from the University of Maine at Orono in 1977.

        David C. Kaslow, M.D., joined us as Chief Scientific Officer in October 2001. Dr. Kaslow has more than 15 years of vaccine research experience, including two at Merck & Co., Inc., most recently as Head of the Department of Vaccine Research and Technology. Dr. Kaslow joined Merck in February 1999 as Senior Director, Vaccine Research, and was employed by Merck until he joined us. From 1986 to 1999, he held various senior research positions at the National Institutes of Health, including Head of the Recombinant Protein Development Unit and the Malaria Vaccine Development Unit at the Laboratory of Parasitic Diseases. Dr. Kaslow has been awarded numerous professional honors, including the U.S. Public Health Service Outstanding Service Medal and the 2003 Chalmers Memorial Medal from the Royal Society of Tropical Medicine and Hygiene. He has published some 120 scientific papers, and authored more than 20 review articles and book chapters. He holds or co-holds 13 patents. Dr. Kaslow serves on the board of directors of Active Motif, Inc., a biopharmaceutical company. He received an M.D. degree from the School of Medicine at the University of California, San Francisco, in 1983 and a bachelor's degree from the University of California, Davis, in 1979.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD AND COMMITTEE MATTERS

Independence of the Board of Directors

        As required under the Nasdaq Stock Market, or "Nasdaq," listing standards, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board of directors. Our Board of Directors consults with our counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent auditors, our Board of Directors has affirmatively determined that all of our directors, except for Mr. Samant, our President and Chief Executive Officer, are independent directors within the meaning of the applicable Nasdaq listing standards.

        See also "Certain Transactions" below.

Information Regarding the Board of Directors and its Committees

        We are committed to having sound corporate governance principles. In April 2003, our Board of Directors documented the governance practices that we follow by adopting Corporate Governance Guidelines to assure that our Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board of Directors will follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines were adopted by our Board of Directors to, among other things, reflect changes to the Nasdaq listing standards and SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines are attached as Exhibit A to the charter of our Nominating/Governance Committee, which is available on our website at http://www.vical.com.

Executive Sessions

        As required under recent Nasdaq listing standards, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Stockholder Communications with the Board of Directors

        Historically, we have not adopted a formal process for stockholder communications with our Board of Directors. Nevertheless, we have made reasonable efforts to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. During the upcoming year the Audit Committee of our Board of Directors will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, promptly post it on our website.

Committees of the Board of Directors

        Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Stock Plan Committee and a Nominating/Governance Committee. The Audit Committee and Nominating/Governance Committee each operate under a written charter adopted by our Board, both of which are available on our website at http://www.vical.com. The following table provides membership and meeting information for the fiscal year ended December 31, 2003, for each of the committees:

Name	Audit		Compensation(1)		Stock Plan(2)		Nominating/ Governance(3)
Non-Employee Directors:
Robert H. Campbell
R. Gordon Douglas, M.D.	X						X
M. Blake Ingle, Ph.D.	X		X		X
Patrick F. Latterell			X	*	X	*
Gary A. Lyons			X		X		X	*
Robert C. Merton, Ph.D.	X	*					X
Employee Director:
Vijay B. Samant
Total meetings held in fiscal year 2003	8		1		1		3

*
Chairperson

(1)
The Compensation Committee was reconstituted as of January 1, 2004, and is currently comprised of Mr. Campbell, Dr. Douglas and Mr. Lyons. Mr. Campbell serves as Chairperson.

(2)
The Stock Plan Committee was reconstituted as of January 1, 2004, and is currently comprised of Mr. Campbell, Dr. Douglas and Mr. Lyons. Mr. Campbell serves as Chairperson.

(3)
The Nominating and Governance Committee was reconstituted as of January 1, 2004, and is currently comprised of Mr. Lyons, Mr. Campbell and Dr. Douglas. Mr. Lyons serves as Chairperson.

        Each director, except Dr. Merton, attended at least 75% of the aggregate of the meetings of the committees on which he served during 2003. Dr. Merton attended each meeting of the Nominating/Governance Committee held in 2003; however, he was unable to attend three of the meetings of the Audit Committee held during that time.

        Below is a description of each committee of our Board of Directors. Our Board has determined that each committee member is independent within the meaning of applicable Nasdaq listing standards.

Audit Committee

        Our Board of Directors has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934, as amended, or "Exchange Act." The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; engages the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; confers with senior management and the independent auditors regarding the adequacy and effectiveness of financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on our audit engagement team as required by law; reviews annually the Audit Committee's written charter and the committee's performance; reviews the financial statements to be included in our Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results in our quarterly financial statements. The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties.

        The Board of Directors annually reviews the Nasdaq listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). Our Board of Directors has determined that Dr. Ingle qualifies as an "audit committee financial expert," as defined in applicable SEC rules. In making such determinations, the Board made a qualitative assessment of Dr. Ingle's level of knowledge and experience based on a number of factors, including his formal education and experience.

        The report of the Audit Committee is included herein on page 30.

Compensation Committee

        The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices. All members of the Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards).

        The report of the Compensation Committee and the Stock Plan Committee is included herein on page 26.

Stock Plan Committee

        The Stock Plan Committee assists in the administration of, and grants options under, our Amended and Restated Stock Incentive Plan, or the "Stock Incentive Plan," and administers our 1992 Directors' Stock Option Plan, or the "Directors' Stock Plan." All members of the Stock Plan Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards).

Nominating/Governance Committee

        The Nominating/Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve on our Board of Directors, reviewing and evaluating our incumbent directors and the performance of our Board; recommending to our Board for selection candidates for election to our Board of Directors; making recommendations to the Board regarding the membership of the committees of our Board; assessing the performance of our Board, including its committees; and developing a set of corporate governance principles for the Company.

        On March 5, 2003, Dr. Merton and Mr. Lyons were added to the Nominating Committee of our Board, joining Dr. Douglas who was already on this committee. The Governance Committee of our Board was created on March 5, 2003, and consisted of Dr. Douglas, Dr. Merton and Mr. Latterell. Subsequently, on April 14, 2003, the functions of the Governance Committee were merged with the Nominating Committee, creating a Nominating/Governance Committee consisting of Dr. Douglas, Dr. Merton and Mr. Lyons. All members of the Nominating/Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards).

Consideration of Director Nominees

Director Qualifications

        The Nominating/Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of stockholders. However, the Committee retains the right to modify these qualifications from time to time.

Evaluating Nominees for Director

        The Nominating/Governance Committee reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating/Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee also determines whether the nominee must be independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, neither the Nominating/Governance Committee nor any predecessor to the Committee has paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, neither the Nominating/Governance Committee nor any predecessor to the Committee has rejected a timely director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

Stockholder Nominations

        At this time, the Nominating/Governance Committee does not consider director candidates recommended by stockholders. The Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by our Board of Directors.

Board Meetings

        During the fiscal year ended December 31, 2003, our Board of Directors held four meetings. All directors attended at least 75% of the aggregate of the meetings of our Board of Directors.

CERTAIN TRANSACTIONS

        Mr. Samant serves on the Project Management Subcommittee of the International AIDS Vaccine Initiative, or "IAVI," a not-for-profit entity. In 2002, we signed an agreement with IAVI to provide clinical trial supplies. We recognized $0.9 million in revenue under this agreement in 2003.

        The above related-party agreement was approved by a majority or more of the disinterested members of our Board of Directors. We believe that the foregoing agreement was and continues to be in our best interests. It is our current policy that all agreements between us and any of our officers, directors, 5% stockholders, or any of their affiliates, will be entered into only if such agreements are approved by a majority of our disinterested directors and are on terms no less favorable to us than could be obtained from unaffiliated parties.

        See also "Executive Compensation" below.

CODE OF BUSINESS CONDUCT AND ETHICS

        We have adopted a Code of Business Conduct and Ethics, or "Code," applicable to all of our officers, directors and employees, which can be viewed on our website at http://www.vical.com. If we make any substantive amendments to our Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

PROPOSAL 2

AMENDMENT OF THE STOCK INCENTIVE PLAN

        Our Stock Incentive Plan was adopted by our Board of Directors on October 14, 1992, and was subsequently amended and restated on eight occasions. The most recent amendment and restatement of the plan approved by our stockholders was effective as of May 21, 2003. Stockholders are being asked to approve an amendment to the Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 500,000 shares. This proposed amendment of the Stock Incentive Plan will be effective as of May 10, 2004, if approved by our stockholders at the Annual Meeting. Our Stock Incentive Plan is attached as Appendix A to this proxy statement.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this amendment to the Stock Incentive Plan as described in this Proposal 2. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors Recommends a Vote FOR the Approval of the Amendment to Our Stock Incentive Plan.

Summary of Amendment

        Stockholders are being asked to approve an amendment to the Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 500,000 shares. The Compensation Committee of our Board of Directors approved the proposed amendment on March 12, 2004.

Description of Stock Incentive Plan

        The following description of the Stock Incentive Plan is a summary only. It is subject to, and qualified in its entirety by, the full text of the Stock Incentive Plan attached as Appendix A to this proxy statement.

Purpose

        The purpose of the Stock Incentive Plan is to assist us in recruiting and retaining qualified employees, consultants, advisors and non-employee directors and to allow us to build a satisfying long-term relationship with these individuals through recognition of their contributions to our affiliates and to us. The plan provides for the grant of nonstatutory stock options, or "NSOs," options intended to qualify as incentive stock options, or "ISOs," under Section 422(b) of the Internal Revenue Code of 1986, as amended, or the "Code," and rights to purchase shares of our common stock.

Administration

        The Stock Incentive Plan is administered by our Stock Plan Committee, consisting exclusively of non-employee directors of the Company who are appointed by our Board of Directors. Our Board of Directors may act on its own behalf with respect to grants under the plan to any of our non-employee directors and may also appoint one or more separate committees consisting of one or more of our officers who do not need to be directors, to administer the plan with respect to our employees who are not "covered employees" under Section 162(m)(3) of the Code and who are not required to report pursuant to Section 16(a) of the Exchange Act. On February 5, 2002, our Board of Directors created the Non-Officer Stock Plan Committee to administer the plan with respect to these employees. Mr. Samant is currently the sole member of the Non-Officer Stock Plan Committee. The Non-Officer

Stock Plan Committee periodically acted by written consent during the fiscal year ended December 31, 2003. Subject to the limitations set forth in the Stock Incentive Plan, our Stock Plan Committee selects who will receive awards under the plan, and determines the amount, vesting requirements and other conditions of each award. In addition, the Committee establishes the guidelines and forms for implementing the plan and is responsible for interpreting and making all decisions regarding the operation of the plan. The Stock Plan Committee's decisions are final and binding upon all participants in the plan.

Eligibility and Shares Subject to the Stock Incentive Plan

        Under the Stock Incentive Plan, 5,200,000 shares of our common stock have been reserved for issuance (not including 500,000 shares which are subject to stockholder approval at the Annual Meeting) either by direct sale or upon exercise of options granted to our employees (including our officers and directors who are also employees), non-employee directors, and consultants and advisors who are not directors. ISOs may be granted only to our employees who are paid from our payroll. NSOs may be granted to our employees, non-employee directors, and consultants and advisors who are not directors.

        The Stock Incentive Plan provides that grants made to any employee in a single calendar year may not cover more than 300,000 shares of common stock. In addition, of the shares available under the Stock Incentive Plan, no more than 30% in the aggregate are available for grant to non-employee directors, subject to certain adjustments. If any rights to acquire shares under the Stock Incentive Plan expire or are canceled without having been exercised in full, the shares allocable to the unexercised portion of such rights shall again become available for grant under the Stock Incentive Plan. If shares issued under the Stock Incentive Plan are forfeited, they also become available for new grants.

        As of March 1, 2004, we had 161 employees, 6 non-employee directors and 6 former consultants and advisors eligible to participate in the Stock Incentive Plan.

        As of March 1, 2004, options to purchase an aggregate of 3,753,764 shares of our common stock at an average exercise price of $10.09 per share were outstanding under the Stock Incentive Plan. To date, all stock options have been granted with exercise prices equal to the fair market value of our common stock on the date of grant. As of March 1, 2004, awards for 82,500 shares of our common stock were issued under the Stock Incentive Plan. As of March 1, 2004, a total of 599,856 shares of our common stock were available for future options, awards or direct sales under the Stock Incentive Plan (not including 500,000 shares which are subject to stockholder approval at the Annual Meeting). On March 1, 2004, the closing price for our common stock on the Nasdaq National Market was $6.90.

        The allocation of the additional 500,000 shares of stock which the stockholders are being asked to approve has not been determined. Pursuant to the terms of the Stock Incentive Plan, the Stock Plan Committee will determine the number of options (and any other awards) to be allocated to our employees and non-employee directors under the Stock Incentive Plan in the future, and such allocations may only be made in accordance with the provisions of the Stock Incentive Plan as described herein.

Terms of Options

        The Stock Plan Committee will determine the date or dates on which stock options granted pursuant to the Stock Incentive Plan will vest. The Committee will also determine the terms for each option granted under the plan. The maximum term of each option granted under the Stock Incentive Plan is ten years (five years in the case of an ISO granted to any key employee of ours who, together with certain family members, owns more than 10% of our outstanding voting stock, or a "10% stockholder").

        The exercise price of ISOs and NSOs granted under the plan may not be less than 100% of the fair market value of our common stock on the date of the grant (110% in the case of an ISO granted to a 10% stockholder). Under the Stock Incentive Plan, the exercise price is payable in cash or, if permitted by an optionee's option agreement, by our common stock; or, for certain individuals, by a full-recourse promissory note; or by delivery (on a form prescribed by us) of an irrevocable direction to a securities broker approved by us to sell the optionee's shares and deliver all or a part of the sale proceeds to us in payment of all or part of the exercise price and any withholding taxes; or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by us as security for a loan and to deliver all or part of the loan proceeds to us in payment of all or part of the exercise price and any withholding taxes.

Terms of Shares Offered for Sale

        The terms of any sale of shares of our common stock in connection with a stock award granted under the Stock Incentive Plan will be set forth in a common stock purchase agreement to be entered into between us and each purchaser. The terms of the stock purchase agreements entered into under the Stock Incentive Plan need not be identical, and the Stock Plan Committee determines all terms and conditions of each of these agreements, consistent with the Stock Incentive Plan. The purchase price for shares sold under the Stock Incentive Plan may not be less than the par value of the shares. The purchase price may be paid, at the Stock Plan Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash.

        Any shares sold under the Stock Incentive Plan may be subject to vesting upon conditions specified in the stock purchase agreement. Vesting conditions are determined by the Stock Plan Committee and may be based on the recipient's service, individual performance, our performance or such other criteria as the Stock Plan Committee may adopt. Shares may be subject to a right of repurchase by us at their original purchase price in the event that any applicable vesting conditions are not satisfied. Shares sold under the Stock Incentive Plan will be subject to restrictions on resale or transfer until they have vested. Any right to acquire shares under the Stock Incentive Plan (other than an option) will automatically expire if not exercised within 30 days after the grant of such right was communicated by the Stock Plan Committee to the recipient. A holder of shares sold under the Stock Incentive Plan has the same voting, dividend and other rights as our other stockholders.

Duration, Amendment and Termination

        Our Board of Directors may amend, suspend or terminate the Stock Incentive Plan at any time, except that any such amendment, suspension or termination shall not affect any option previously granted. Any amendment of the Stock Incentive Plan is subject to approval of our stockholders only to the extent required by applicable law. If the proposal to amend the Stock Incentive Plan is approved at the Annual Meeting, the plan will terminate on May 9, 2014 (unless sooner terminated by our Board of Directors), and no further options may be granted or stock sold pursuant to the plan following that date.

Effect of Certain Corporate Events

        Outstanding awards under the Stock Incentive Plan provide for the automatic vesting of employee stock options and, in the case of common stock purchase agreements, the automatic termination of our right of repurchase upon a Change in Control (as defined below). Future employee stock option agreements and common stock purchase agreements entered into pursuant to the Stock Incentive Plan will contain similar provisions, unless otherwise determined by the Stock Plan Committee.

        For purposes of the Stock Incentive Plan, the term "Change in Control" means either of the following events: (1) a change in the composition of our Board of Directors after which fewer than one-half of the incumbent directors either had been directors of the Company 24 months prior to the change or were elected or nominated for election to our Board of Directors with the approval of a majority of the directors who had been directors of the Company 24 months prior to the change and who were still in office at the time of the election or nomination; or (2) any person becomes, by acquisition or aggregation of securities, the beneficial owner of securities representing 50% or more of the combined voting power of our outstanding securities at that time. A change in the relative beneficial ownership under clause (2) above by reason of a reduction in the number of our outstanding securities will be disregarded.

        In the event of a subdivision of our outstanding common stock, a combination or consolidation of our outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in common stock or in a form other than common stock in an amount that has a material effect on the price of our shares, a recapitalization, spinoff, reclassification, or a similar occurrence, the Stock Plan Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the Stock Incentive Plan, as appropriate.

        In the event we merge or otherwise reorganize, outstanding options will be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by us (if we are the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised or settled, in all cases without the optionee's consent.

Federal Income Tax Consequences of Options Under the Stock Incentive Plan

        Neither we nor the optionee will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of our common stock on the date of exercise; we generally will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of common stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Stock Incentive Plan depends on how long the shares have been held and whether such shares were acquired by exercising an ISO or by exercising an NSO. We will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

New Plan Benefits

        The following table presents certain information with respect to options granted under the Stock Incentive Plan during the fiscal year ended December 31, 2003, to certain individuals and groups of individuals. The benefits to be received by these individuals and groups of individuals under the plan during the fiscal year ending December 31, 2004, will depend on a number of factors, including the fair market value of our common stock, our performance and the performance of those individuals. Consequently, the benefits to be issued to those participants under the Stock Incentive Plan in 2004 is not currently determinable.

NEW PLAN BENEFITS

Stock Incentive Plan

NAME AND POSITION(S)	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED
Vijay B. Samant President and Chief Executive Officer	150,000
David C. Kaslow, M.D. Chief Scientific Officer	80,000
Martha J. Demski Vice President, Chief Financial Officer, Treasurer and Secretary	50,000
Alan E. Dow, J.D., Ph.D. Vice President and General Counsel	25,000
Alain P. Rolland, Ph.D. Vice President, Product Development	20,000
All of our executive officers as a group	305,000
All of our directors who were not executive officers as a group	90,000
All of our employees as a group (excluding all executive officers)	534,508

Equity Compensation Plan Information

        The following table provides certain information as of December 31, 2003, with respect to both of our equity compensation plans in effect on that date.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	3,333,693	$10.74	1,210,077

(1)
Includes the Stock Incentive Plan and the Directors' Stock Plan. As of December 31, 2003, we did not have any equity compensation plans that were not approved by our stockholders.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of our Board of Directors is seeking stockholder ratification of its selection of KPMG LLP to serve as our independent auditors for the fiscal year ending December 31, 2004. KPMG LLP has been engaged as our independent auditors since April 30, 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of KPMG LLP as our independent auditors is not required under the laws of the State of Delaware, by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote will be required to ratify the selection of KPMG LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The Board of Directors Recommends a Vote FOR the Ratification of KPMG LLP
as Our Independent Auditors for the Fiscal Year Ending December 31, 2004.

Changes in Accounting Firm

        Effective April 16, 2002, we terminated the engagement of Arthur Andersen LLP, or "Andersen," as our independent public accountants. The decision to terminate the engagement of Andersen was recommended by our Audit Committee.

        During the period between December 31, 2001 and April 16, 2002, there was no disagreement between us and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC. Andersen did not prepare a report on our financial statements for the fiscal years ended December 31, 2002 or 2003.

        We engaged KPMG LLP on April 30, 2002. During the fiscal years ended December 31, 2002 and 2003, neither we nor anyone acting on our behalf consulted with KPMG LLP on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion KPMG LLP might issue on our financial statements, or any matters or reportable events as defined in Item 304(a)(2) of Regulation S-K promulgated by the SEC. The reports of KPMG on our financial statements for the fiscal years ended December 31, 2002 and 2003, contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty in audit scope or accounting principles.

Fees of Former and Current Principal Accounting Firm

        For the fiscal years ended December 31, 2002 and 2003, Andersen and KPMG LLP provided services in the following categories and amounts:

	Andersen	KPMG LLP
	1/1/02 Through 4/16/02	4/17/02 Through 12/31/02	Year Ended 12/31/03
Audit Fees(1)	$2,500	$40,000	115,000
Audit-Related Fees(2)	—	37,000	43,500
Tax Fees(3)	2,500	1,385	—
All Other Fees(4)	—	—	1,350

(1)
Represents the aggregate fees billed for professional services rendered for the audit and/or reviews of our financial statements and in connection with our statutory and regulatory filings or engagements. For 2003, also includes fees for services related to a registration statement that we filed with the SEC in August 2003 to register additional shares under our Stock Incentive Plan and a shelf registration statement that we filed with the SEC and which became effective in December 2003.

(2)
Represents the aggregate fees billed for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements that are not included under "Audit Fees" above. For 2002, this amount includes fees for the audits of our 401(k) Savings Plan, or "401(k) Plan," and our compliance with OMB A-133 Circular for the year ended December 31, 2002. For 2003, this amount includes estimated fees for the audits of our 401(k) Plan, and our compliance with OMB A-133 Circular for the year ended December 31, 2003, which will be performed in 2004. The estimates for 2003 are based on an agreement between us and KPMG LLP and these estimated fees remain subject to change. For 2003, this amount also includes fees for accounting research services.

(3)
For Andersen, these fees were for services related to the preparation of our tax returns and other filings we made with the Internal Revenue Service and consultations regarding the application of various provisions of the Code. For KPMG, these fees represent tax advice regarding the application of various provisions of the Code.

(4)
Includes fees for a subscription to an online accounting research library.

        All fees described above were approved by the Audit Committee of our Board of Directors.

Pre-Approval Policies and Procedures

        The Audit Committee of our Board of Directors has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by KPMG LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. A copy of the Audit Committee Pre-Approval Policy for Services of Independent Auditor is attached as Appendix B.

        The Audit Committee of our Board of Directors has determined that the rendering of the services other than audit services described above by KPMG LLP is compatible with maintaining KPMG LLP's independence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock by: (i) all those known by us to be beneficial owners of more than 5% of our common stock, (ii) each of our current directors, (iii) each of our "Named Executive Officers" named in the Summary Compensation Table below, and (iv) all of our current directors and executive officers as a group. All information is presented as of March 1, 2004, unless otherwise indicated.

	Beneficial Ownership
Identity of Owner or Group(1)(2)
	Number of Shares	Percent of Total(3)
Merrill Lynch & Co., Inc.(4) World Financial Center, North Tower 250 Vesey Street New York, NY 10381	2,830,957	14.09%
James R. Singer(5) 4 Eutaw Place Chocorua, NH 03817	1,386,700	6.90%
Robert H. Campbell	—	—
R. Gordon Douglas, M.D.(6)	110,000	*
M. Blake Ingle, Ph.D.(6)	90,000	*
Patrick F. Latterell(6)	136,701	*
Gary A. Lyons(6)	80,000	*
Robert C. Merton, Ph.D.(6)	10,000	*
Vijay B. Samant(6)	361,251	1.77%
Alain P. Rolland, Ph.D.(8)	28,750	*
Martha J. Demski(6)(7)	212,025	1.05%
Alan E. Dow, J.D., Ph.D.(6)	66,251	*
David C. Kaslow, M.D.(6)	108,855	*
All current directors and executive officers as a group (10 persons)(9)	1,175,083	5.52%

*
Less than 1%.

(1)
Unless otherwise indicated, the address of all the owners is: c/o Vical Incorporated, 10390 Pacific Center Court, San Diego, California 92121-4340.

(2)
This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,095,244 shares of our common stock outstanding as of March 1, 2004, adjusted as required by rules promulgated by the SEC.

(3)
Percent of shares beneficially owned by any person is calculated by dividing the number of shares beneficially owned by that person by the sum of the number of shares outstanding as of March 1, 2004, and the number of shares as to which that person has the right to acquire voting or investment power as of March 1, 2004, or within 60 days thereafter.

(4)
Based on Amendment No. 3 to Schedule 13G filed by Merrill Lynch & Co., Inc., or "ML&Co.," with the SEC on January 27, 2004. According to the Schedule 13G filing, ML&Co. had shared voting power with respect to 2,830,957 shares of our common stock as of January 27, 2004. Includes 2,166,057 shares deemed to be beneficially owned by MASTER SMALL CAP VALUE

  TRUST, or "MSCVT," an indirectly owned asset management subsidiary of ML&Co., for which MSCVT exercises shared voting power with ML&Co. The Schedule 13G was filed by ML&Co. as a parent holding company on behalf of Merrill Lynch Investment Managers, or "MLIM," an operating division of ML&Co. consisting of, among others, the following indirectly owned asset management subsidiaries which hold shares of our common stock: Fund Asset Management, L.P. and Merrill Lynch Investment Managers, L.P. Pursuant to Section 13d-4 of the Exchange Act, ML&Co. and MSCVT disclaim beneficial ownership of all of these shares and MSCVT disclaims beneficial ownership of 2,166,057 of these shares.

(5)
Based on Amendment No. 2 to Schedule 13G filed by Mr. Singer with the SEC on January 20, 2004. According to the Schedule 13G filing, Mr. Singer had sole voting power with respect to 1,386,700 shares of our common stock as of January 20, 2004.

(6)
The amounts shown include shares which may be acquired on or within 60 days after March 1, 2004, through the exercise of stock options as follows: Dr. Douglas, 110,000 shares; Dr. Ingle, 90,000 shares; Mr. Latterell, 97,500 shares; Mr. Lyons, 80,000 shares; Dr. Merton, 10,000 shares; Mr. Samant, 356,251 shares; Ms. Demski, 129,143 shares; Dr. Dow, 66,251 shares; and Dr. Kaslow, 108,125 shares.

(7)
Includes 4,800 shares held in trust for the benefit of Ms. Demski's child.

(8)
Includes 28,750 shares which may be acquired on or within 60 days after March 1, 2004, through the exercise of stock options.

(9)
Includes all shares referenced in notes (6) and (7) above, including 1,047,270 shares subject to stock options exercisable on or within 60 days after March 1, 2004.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

Fees Generally

        Our non-employee directors receive an annual fee of $12,500 for service on the Board of Directors. Our non-employee directors also receive $1,000 for each meeting of the Board of Directors attended and $500 for attending each meeting of any committee of the Board of Directors on which they serve. Directors are also reimbursed for their expenses for each meeting attended. All fees are paid on or about February 15th following the year during which services were rendered. The cash compensation payable to our non-employee directors is capped at $20,000 per year, excluding any Chairman fee and reimbursement of expenses for Board meetings attended.

Options Generally

        Under the Directors' Stock Plan, options to purchase a total of 202,500 shares of our common stock have been granted to our current and former non-employee directors to date. Under the Stock Incentive Plan, each of our new non-employee directors, on the date of his or her election to the Board of Directors, receives an option to purchase 20,000 shares of our common stock at its fair market value on the date of grant. The shares subject to these options will generally vest 25% on the first anniversary of the date of grant, with the remaining shares vesting quarterly over the next three years. Each non-employee director who has served on our Board of Directors for at least six months on the date of each regular annual meeting of stockholders also receives an annual grant of an option to purchase 12,500 shares of our common stock which becomes exercisable in full on the date of the regular annual meeting of stockholders following the date of grant. No more than an aggregate of 30% of the shares available under our Stock Incentive Plan are available for grant to non-employee directors. Our Board of Directors may provide discretionary grants under the Stock Incentive Plan to our non-employee directors. Under the Stock Incentive Plan, options to purchase a total of 435,000 shares of our common stock have been granted to our current non-employee directors, with 90,000 shares of this total amount granted during the fiscal year ended December 31, 2003. We do not intend to grant any further options under the Directors' Stock Plan.

Fees and Options of the Chairman of the Board of Directors

        Dr. Douglas receives an annual fee of $17,500 (in lieu of the $12,500 annual fee which he would otherwise receive as a non-employee director) for serving as Chairman of our Board of Directors. Additionally, he received an option to purchase 10,000 shares of our common stock under the Stock Incentive Plan upon becoming Chairman. The shares subject to this option vested 25% on the first anniversary of the date of grant, with the remaining shares vesting quarterly over the next three years. Our Chairman of the Board of Directors also receives an annual grant of an option to purchase 20,000 shares of our common stock under the Stock Incentive Plan (in lieu of the annual grant of an option to purchase 12,500 shares which he would otherwise receive as a non-employee director) which also becomes exercisable in full on the date of the regular annual meeting of stockholders following the date of grant.

Fees of the Chairman of the Audit Committee of the Board of Directors

        As Chairman of the Audit Committee of the Board of Directors, Dr. Merton receives an annual fee of $15,000 (in lieu of the $12,500 annual fee which he would otherwise receive as a non-employee director). Otherwise, Dr. Merton receives the same cash and stock option compensation as our other non-employee directors receive generally.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth for the fiscal years ended December 31, 2001, 2002 and 2003, compensation awarded to, earned by, or paid to, our current Chief Executive Officer and our other four most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 2003, exceeded $100,000, or the "Named Executive Officers."

Summary Compensation Table

		Annual Compensation					Long-Term Compensation
Name and Principal Position(s)	Year	Salary($)		Bonus($)	Other Annual Compensation($)		Restricted Stock(1) Awards($)	Securities Underlying Options(#)	All Other(2) Compensation($)
Vijay B. Samant President and Chief Executive Officer	2003 2002 2001	366,000 350,000 330,000	(3)	100,000 100,000 135,000	93,968 75,258 85,673	(4)	— — —	150,000 125,000 —	3,600 3,600 3,060
David C. Kaslow, M.D. Chief Scientific Officer	2003 2002 2001	265,000 250,000 57,852	(5)	75,000 90,000 75,000	95,930 148,226 85,488	(6)	— — —	80,000 20,000 125,000	3,600 3,600 —
Martha J. Demski Vice President, Chief Financial Officer, Treasurer and Secretary	2003 2002 2001	245,000 235,000 207,333		— 35,000 55,000	— — —		— — —	50,000 30,000 22,000	3,600 3,600 3,060
Alan E. Dow, J.D., Ph.D. Vice President and General Counsel	2003 2002 2001	245,000 235,000 125,468	(7)	— 30,000 34,500	— — —		— — —	25,000 10,000 80,000	3,600 3,600 156
Alain P. Rolland, Ph.D. Vice President, Product Development	2003 2002	242,000 97,917	(8)	30,000 —	12,000 178,937	(9)	— —	20,000 60,000	3,600 —

(1)
Does not include the following shares of restricted common stock awarded in February 2004: Mr. Samant, 50,000 shares; Dr. Kaslow, 15,000 shares; and Dr. Rolland, 7,500 shares.

(2)
Represents matching contributions by us under our 401(k) Plan.

(3)
Starting on January 1, 2004, Mr. Samant's annualized salary became $380,000.

(4)
For the fiscal year ended December 31, 2003, includes $34,805 in temporary housing payments, $17,028 in relocation reimbursements and $42,135 for tax reimbursements. Corresponding amounts for the fiscal year ended December 31, 2002, were $31,088, $13,041 and $31,129, respectively. The corresponding amounts for the fiscal year ended December 31, 2001, were $39,960, $45,713, and $0, respectively.

(5)
Dr. Kaslow joined us in October 2001. Starting on January 1, 2004, Dr. Kaslow's annualized salary became $275,000.

(6)
In connection with Dr. Kaslow joining us in October 2001, we extended to him an interest free loan of $300,000. Pursuant to the original terms of the loan, the loan is forgivable in equal installments over four years. The forgiven amount for 2003 was $82,430, which includes one quarter of the original loan principal and imputed interest income of $7,430 accrued on the loan during the fiscal year ended December 31, 2003. The forgiven amount for 2002 was $86,991, which includes one quarter of the original loan principal and imputed interest income of $11,991 accrued on the loan during the fiscal year ended December 31, 2002. The amount for the fiscal year ended December 31, 2001, represents imputed interest income of $625 related to the loan. Also included for the fiscal year ended December 31, 2003, was $13,500 in housing differential payments. Also included for the fiscal year ended December 31, 2002, was $18,000 in housing differential payments, $32,160 in relocation reimbursements, $0 in temporary housing and $11,075 in tax reimbursements. Corresponding amounts for the fiscal year ended December 31, 2001, were $4,500, $39,725, $17,316 and $23,322, respectively. The amount for the fiscal year ended December 31, 2001, does not include a $173,000 loss we incurred in connection with the sale, by a relocation company, of Dr. Kaslow's former residence.

(7)
Dr. Dow joined us in June 2001.

(8)
Dr. Rolland joined us in August 2002. Starting on January 1, 2004, Dr. Rolland's annualized salary became $252,000.

(9)
For the fiscal year ended December 31, 2003, the full amount was for housing differential payments. For the fiscal year ended December 31, 2002, includes $133,504 as a hiring bonus, $3,565 in temporary housing payments, $18,912 in relocation reimbursements, $17,956 in tax reimbursements and $5,000 in housing differential payments.

STOCK OPTION GRANTS AND EXERCISES

        We grant options to our executive officers under our Stock Incentive Plan. As of March 1, 2004, options to purchase a total of 3,753,764 shares of our common stock were outstanding under our Stock Incentive Plan and options to purchase 599,856 shares of our common stock remained available for grant under the plan (not including 500,000 shares which are subject to stockholder approval at the Annual Meeting). See "Proposal 2—Amendment of the Stock Incentive Plan" above for a discussion of the key terms and provisions of the Stock Incentive Plan.

        The following tables summarize option grants to, and exercises by, the Named Executive Officers during the fiscal year ended December 31, 2003, and the value of the options held by each of these individuals at December 31, 2003.

Option Grants in 2003(1)

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term(6)
Name	Number of Securities Underlying Options Granted(#)(2)(3)	Percent of Total Options Granted to Employees in Fiscal Year(4)	Exercise Price ($/Sh)(5)	Expiration Date(6)	5%($)(7)	10%($)(7)
Vijay B. Samant	150,000	17.9	3.11	01/27/13	293,379	743,481
David C. Kaslow, M.D.	80,000	9.5	3.11	01/27/13	156,469	396,523
Martha J. Demski	50,000	6.0	3.11	01/27/13	97,793	247,827
Alan E. Dow, J.D., Ph.D.	25,000	3.0	3.11	01/27/13	48,897	123,913
Alain P. Rolland, Ph.D.	20,000	2.4	3.11	01/27/13	39,117	99,131

(1)
No Stock Appreciation Rights, or "SARs," were granted to any of the Named Executive Officers during the fiscal year ended December 31, 2003.

(2)
Shares subject to options granted in 2003 vest 25% on the first anniversary of the date of grant, with the remaining shares vesting quarterly over the next three years. All such shares vest in the event of a Change in Control of Vical.

(3)
Does not include the following stock options to purchase shares of our common stock granted in February 2004: Mr. Samant, 100,000 shares; Dr. Kaslow, 30,000 shares; and Dr. Rolland, 15,000 shares.

(4)
Based on options to purchase 839,508 shares of our common stock granted to employees, including the Named Executive Officers, under our Stock Incentive Plan during the fiscal year ended December 31, 2003.

(5)
The exercise price is equal to 100% of the fair market value of our common stock on the date of grant.

(6)
The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.

(7)
Current potential value was calculated using an assumed annual compounded growth over the term of the option of 5% and 10%, respectively. Use of these assumed rates of appreciation is mandated by the rules of the SEC and does not represent our estimate or projection of the future price of our common stock. The results reflected in this table may not necessarily be achieved.

Aggregated Option Exercises in Fiscal Year 2003 and Fiscal Year-End Option Values(1)

        The following table contains information relating to the exercise of options by the Named Executive Officers during the fiscal year ended December 31, 2003, and unexercised options held as of the end of the fiscal year.

			Number of Unexercised Securities Underlying at FY-End(#)(2)
					Value of Unexercised In-the-Money Options at FY-End($)(3)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Options Exercisable
				Unexercisable	Exercisable	Unexercisable
Vijay B. Samant	—	—	285,938	289,062	—	271,500
David C. Kaslow, M.D.	—	—	71,250	153,750	—	144,800
Martha J. Demski	—	—	112,831	74,312	—	90,500
Alan E. Dow, J.D., Ph.D.	—	—	54,375	60,625	—	45,250
Alain P. Rolland, Ph.D.	—	—	18,750	61,250	—	36,200

(1)
No SARs were owned or exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2003.

(2)
Includes both in-the-money and out-of-the-money options.

(3)
Represents the fair market value of our shares of common stock underlying the options at December 31, 2003 ($4.92 per share), minus the exercise price for the options, multiplied by the number of shares underlying the options.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

        In September 2001, we entered into an employment agreement with David C. Kaslow pursuant to which Dr. Kaslow joined us as Chief Scientific Officer. The agreement provides that Dr. Kaslow shall receive: (A) an annual salary of at least $250,000; (B) a performance-based annual cash bonus of approximately 20% to 30% of his base compensation during 2001; (C) a stock option to purchase 125,000 shares of our common stock (granted with an exercise price per share of $10.00), which option vests on a quarterly basis over four years, but is subject to one-year "cliff vesting;" and (D) certain costs in connection with his relocation to the San Diego area, including a $300,000 loan to purchase a residence, which, pursuant to the original terms of the loan is forgivable over four years, and a relocation loan in the amount of $150,000 for a four-year period, which loan requires only the payment of interest until maturity. These loans were made to Dr. Kaslow in October 2001 and January 2002, respectively, pursuant to the terms of his employment agreement. In addition to the above, Dr. Kaslow received payments from us for housing differential costs of $1,500 per month from October 2001 through September 2003. The agreement does not have a fixed expiration date and may be terminated with or without cause (as defined in the agreement) and with or without notice by either party at any time, for any reason or no reason. If we terminate Dr. Kaslow's employment during the first four years of his employment without cause or if Dr. Kaslow resigns for good reason (as defined in the agreement) within that time, we will continue to pay Dr. Kaslow his base compensation for up to twelve months. If we terminate Dr. Kaslow's employment with cause or Dr. Kaslow resigns without good reason, all compensation and benefits will cease immediately upon the last day of his employment.

        In May 2001, we entered into an employment agreement with Alan E. Dow pursuant to which Dr. Dow joined us as Vice President and General Counsel. The agreement provides that Dr. Dow shall receive: (A) an annual salary of at least $230,000; (B) a performance-based annual cash bonus of approximately 10% to 20% of his base compensation during 2001; and (C) a stock option to purchase 80,000 shares of our common stock (granted with an exercise price per share of $13.05), which option vests on a quarterly basis over four years, but is subject to one-year cliff vesting. The agreement does not have a fixed expiration date and may be terminated with or without cause (as defined in the agreement) and with or without notice by either party at any time, for any reason or no reason. If we terminate Dr. Dow's employment during the first four years of his employment without cause or if Dr. Dow resigns for good reason (as defined in the agreement) within this time, we will continue to pay Dr. Dow his base compensation for up to six months. If we terminate Dr. Dow's employment with cause or Dr. Dow resigns without good reason, all compensation and benefits will cease immediately upon the last day of his employment.

        In November 2000, we entered into an employment agreement with Vijay B. Samant pursuant to which Mr. Samant joined us as President and Chief Executive Officer. The agreement, as most recently amended on March 15, 2004, provides that Mr. Samant shall receive: (A) an annual salary of at least $330,000; (B) a performance-based annual cash bonus of up to half of his base compensation upon reaching performance targets; (C) a stock option to purchase 300,000 shares of our common stock (granted with an exercise price per share of $16.625) which option vests monthly over four years; (D) a signing bonus of 2,000 registered, fully vested shares of our common stock upon the commencement of his employment with us; and (E) $50,000 per year grossed up for income taxes in connection with his relocation to the San Diego area. In addition to the above, pursuant to the agreement, Mr. Samant received payments from us for cost-of-living differential amounts of up to $2,500 per month from November 2000 through October 2002. The agreement does not have a fixed expiration date and may be terminated with or without cause (as defined in the agreement) and with or without notice by either party at any time, for any reason or no reason. If we terminate Mr. Samant's employment without cause or if Mr. Samant resigns for good reason (as defined in the agreement) we will continue to pay Mr. Samant his base compensation for up to twelve months. If we terminate Mr. Samant's employment with cause or Mr. Samant resigns without good reason, all compensation and benefits will cease immediately upon the last day of his employment.

PENSION AND LONG-TERM INCENTIVE PLANS

        We have no pension plans or long-term incentive plans.

REPORT OF THE COMPENSATION AND STOCK PLAN COMMITTEES OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report by reference.

Introduction

        The Compensation and Stock Plan Committees of the Board of Directors, or the Committees, are pleased to present their report on executive compensation. The report's objective is to assist stockholders in understanding the Committees' objectives and procedures in establishing the compensation of our executive officers and the report describes the basis on which compensation determinations for 2003 were made by the Committees. In making their determinations, the Committees have relied, in part, on geographic and competitive considerations, independent surveys of compensation of management of companies in the biotechnology and pharmaceutical industries, including companies included in the Nasdaq Pharmaceutical Stock Index used in our Performance Measurement Comparison set forth in this proxy statement, and recommendations of our management.

Compensation Philosophy and Objectives

        We believe that a well-designed compensation program for our executive officers should:

  •
  Align the goals of the executive with the goals of the stockholder by creating and enhancing stockholder value through the accomplishment of strategic corporate objectives and by providing management with longer term incentives through equity ownership by management.

  •
  Recognize individual initiative, effort and achievement.

  •
  Provide total compensation that enables us to compete with companies in the pharmaceutical and biotechnology industries, in order to attract and retain high-caliber candidates on a long-term basis.

  •
  Align compensation with our short-term and long-term corporate objectives and strategy, focusing executive behavior on the fulfillment of those objectives.

Key Elements of Executive Compensation

        Because we are still in the process of developing our proprietary products and so have not yet brought any such products to market, the use of traditional performance standards, such as profit levels and return on equity, are not appropriate in our evaluation of executive officer performance. Therefore, executive officer compensation is based primarily on our achievement of certain business objectives, including the completion of financings, the achievement of product development milestones, the initiation and continuation of corporate collaborations, and the issuance of patents relating to our proprietary technology, as well as individual contribution and achievement of individual business objectives by our executive officers. Corporate and individual objectives are established at the beginning of each fiscal year. Our performance and the performance of our executive officers is measured by reviewing and determining if the corporate and individual objectives have been accomplished. Currently, our compensation structure for executive officers includes a combination of base salary, bonus, stock options and stock awards.

        Base Salary and Bonus.    Cash compensation amounts are based primarily upon the competitive market for the executive officers' services determined through comparisons with companies of similar size and/or complexity in the pharmaceutical and biotechnology industries. Compensation of our officers is intended to fall at the median point of the range of compensation for officers of comparable companies. Such compensation is tailored to executive officers based on individual performance in the achievement of the individual's and our objectives. This performance is compared to these objectives annually.

        Long-Term Incentives.    Long-term incentives are provided by means of periodic awards and/or grants of stock options or rights to purchase stock. The Stock Incentive Plan is administered by our Stock Plan Committee, comprised of non-employee directors. The Stock Plan Committee believes that by granting executive officers an opportunity to obtain and increase their personal ownership of our stock, the best interests of stockholders and executives will be more closely integrated. The options have exercise prices equal to the fair market value of our common stock on the date of grant, vest over a four-year period (typically with a one-year cliff) and expire ten years from the date of grant. Vesting ceases should the executive leave our employ. Rights to purchase stock, or restricted stock awards, vest quarterly over a two-year period. These vesting provisions of the option plan serve to retain qualified employees, providing continuing benefits to us beyond those achieved in the year of grant or award. Therefore, executive officers, as well as all full-time employees, are eligible to receive stock options periodically at the discretion of the Stock Plan Committee. Consideration is given to the executive officer's performance against the accomplishment of corporate objectives, comparisons with other biotechnology companies at similar stages of development, the number of options previously granted to each executive officer and to the extent of options vested and restricted stock previously awarded to each executive officer. We target our option grants to be at the median point of the range for option grants made to executive officers of comparable companies.

2004 Executive Compensation

        The executive compensation for our CEO and corporate officers for 2004 was determined on the basis of performance versus pre-set objectives for 2003. Our corporate objectives were reviewed and approved by our Board of Directors in early 2003 and consisted of specific quantitative and time-based objectives in the areas of product development, basic research, business development, planning and infrastructure, intellectual property, human resources and financial performance.

CEO Compensation

        The annual salary of Vijay B. Samant, our President and Chief Executive Officer, was $366,000 for the fiscal year ended December 31, 2003, which was $16,000 more than his salary for the fiscal year ended December 31, 2002. Additionally, Mr. Samant was granted a bonus of $100,000 for the fiscal year ended December 31, 2003, which bonus was paid in February 2004. In 2003, Mr. Samant received stock options to purchase 150,000 shares of our common stock at an exercise price of $3.11 per share. In February 2004, Mr. Samant was granted options to purchase 100,000 shares of our common stock at an exercise price of $6.35 per share. Additionally, on the same date, Mr. Samant received a restricted stock award of 50,000 shares of our common stock. See also "Employment Agreements."

        The Compensation Committee's approach to establishing Mr. Samant's compensation under his employment agreement was to be competitive with comparable companies and to have a significant portion of his compensation depend on the achievement of financial and non-financial performance criteria. In establishing Mr. Samant's salary base and increase for 2004, the number of stock options granted and the number of shares awarded to Mr. Samant, the Committees recognized Mr. Samant's efforts in advancing our development and growth, as well as the corporate objectives we achieved in 2003. In 2003, we:

  •
  presented encouraging Allovectin-7® interim data at the American Society of Clinical Oncology (ASCO) meeting;

  •
  conducted meeting with melanoma experts to determine potential for accelerated approval of Allovectin-7®;

  •
  decided to seek FDA guidance in formal End-of-Phase 2 meetings;

  •
  launched CMV and anthrax vaccine development programs and received a $5.7 million multi-year SBIR grant for our anthrax vaccine program;

  •
  moved to a new facility and completed build-out on schedule;

  •
  entered into large-scale DNA vaccine manufacturing contract with the NIH;

  •
  received initial contract manufacturing orders of $6 million for NIH;

  •
  secured commercialization rights from NIH for Ebola vaccine;

  •
  secured commercialization rights from NIH and CDC for West Nile Virus vaccine;

  •
  extended our agreement with Merck & Co., Inc. to include options on cancer vaccines;

  •
  licensed DNA vaccine technology to Aqua Health Ltd. for a fish application;

  •
  licensed electroporation technology from Genetronics Biomedical Corporation;

  •
  presented key program data at scientific conferences, including the American Society for Microbiology (ASM), Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC), BioPhex and World Vaccine Congress;

  •
  filed a shelf registration statement with the SEC seeking to register up to an aggregate of $50 million of capital stock;

  •
  were granted multiple patents in the United States and Europe; and

  •
  hired new employees with key vaccine expertise.

Miscellaneous

        Section 162(m) of the Code prohibits us from deducting any compensation over $1 million per taxable year paid to any of the Named Executive Officers unless certain criteria are satisfied. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has determined that stock options granted under our Stock Incentive Plan with an exercise price at least equal to the fair market value of our common stock on the date of grant and stock awards shall be treated as performance-based compensation.

Compensation Committee	Stock Plan Committee
Robert H. Campbell(1)	Robert H. Campbell(1)
R. Gordon Douglas(1)	R. Gordon Douglas(1)
M. Blake Ingle(2)	M. Blake Ingle(2)
Patrick F. Latterell(2)	Patrick F. Latterell(2)
Gary A. Lyons(1)(2)	Gary A. Lyons(1)(2)

(1)
Effective January 1, 2004.

(2)
Effective through December 31, 2003.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee and the Stock Plan Committee of our Board of Directors consisted of Dr. Ingle, Mr. Latterell and Mr. Lyons during the fiscal year ended December 31, 2003. No member of the Compensation Committee was at any time during or prior to the 2003 fiscal year an officer or employee of the Company. No interlocking relationship existed between Dr. Ingle, Mr. Latterell or Mr. Lyons and any member of any other company's board of directors, board of trustees or compensation committee during that period.

REPORT OF THE AUDIT COMMITTEE

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this report by reference.

Audit Committee Report

        The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Robert C. Merton, Chairman of the Audit Committee, R. Gordon Douglas and M. Blake Ingle. All of the members of the Audit Committee meet the independence standards of Nasdaq Rule 4200(a)(14). In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of Vical's accounting, auditing and financial reporting practices.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from KPMG LLP a formal written statement describing all relationships between Vical and its independent auditors that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with KPMG LLP any relationships that may impact their objectivity and independence and satisfied itself as to that firm's independence.

        The Audit Committee discussed and reviewed with KPMG LLP all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, with and without our management present, the Audit Committee discussed and reviewed the results of KPMG LLP's examination of Vical's financial statements.

        Based upon the Audit Committee's discussion with management and KPMG LLP and the Audit Committee's review of the representation of Vical's management and the independent auditors' report to the Audit Committee, the Audit Committee recommended to the Board of Directors that Vical include the audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

        The Audit Committee Charter provides that one duty of the Audit Committee is to determine whether to retain or to terminate Vical's existing auditors or to appoint and engage new auditors for the ensuing year. In performing that duty, the Audit Committee evaluated the performance of KPMG LLP in performing the examination of Vical's financial statements for the fiscal year ended December 31, 2003, and ratified the selection by the Board of Directors of KPMG LLP as Vical's independent auditors for 2004. The Audit Committee is seeking stockholder ratification of the selection of KPMG LLP to serve as Vical's independent auditors for 2004.

                      Robert C. Merton
                      R. Gordon Douglas
                      M. Blake Ingle

PERFORMANCE MEASUREMENT COMPARISON(1)

        The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of our common stock with the Center for Research in Securities Prices, or the "CRSP," Total Return Index for the Nasdaq Stock Market (U.S. and Foreign), or the "Nasdaq Composite Index," and the CRSP Total Return Index for the Nasdaq Pharmaceutical Stocks, or the "Nasdaq Pharmaceutical Index"(2). The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of our common stock.

Stock Price Performance Graph

        Assumes a $100 investment, on December 31, 1998, in (i) our common stock, (ii) the securities comprising the Nasdaq Composite Index and (iii) the securities comprising the Nasdaq Pharmaceutical Index.

(1)
The material in this section is not "soliciting material," is not deemed "filed" with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this section by reference.

(2)
The Nasdaq Pharmaceutical Index includes all companies listed on the Nasdaq Stock Market under the SIC Code 283.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and any persons beneficially holding more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC. Our executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Specific due dates for these reports have been established and we are required to identify in this proxy statement those persons who failed to timely file these reports. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all of our directors, officers and greater than 10% stockholders complied with the Section 16(a) filing requirements.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Vical stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Vical Incorporated, Investor Relations, 10390 Pacific Center Court, San Diego, California 92121-4340 or contact Martha J. Demski at (858) 646-1100. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

OTHER MATTERS

        We know of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

        Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

By Order of the Board of Directors
/s/ MARTHA J. DEMSKI Martha J. Demski Vice President, Chief Financial Officer, Treasurer and Secretary

San Diego, California
March 19, 2004

APPENDIX A

AMENDED AND RESTATED
STOCK INCENTIVE PLAN OF VICAL INCORPORATED

SECTION 1.    ESTABLISHMENT AND PURPOSE.

        The Plan was adopted on October 14, 1992. The Plan was amended and restated effective as of January 7, 1993, was amended and restated effective as of December 4, 1996, was amended and restated March 11, 1998, was amended and restated March 2, 1999, was amended and restated effective as of May 30, 2001, was amended and restated effective as of May 24, 2002, was amended and restated effective as of June 14, 2002, and was amended and restated effective as of May 21, 2003.

        The purpose of the Plan is to offer Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include NSOs as well as ISOs intended to qualify under Section 422 of the Code.

        The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.    DEFINITIONS.

        (a)   "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

        (b)   "Change in Control" shall mean the occurrence of either of the following events:

            (i)  A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

            (A)  Had been directors of the Company 24 months prior to such change; or

            (B)  Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

           (ii)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

        (c)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

        (e)   "Common-Law Employee" means an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or a Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not withheld employment taxes with respect to him or her, then that individual shall not be an Employee for that period, even if any person, court of law or government agency determines, retroactively, that individual is or was a Common-Law Employee during all or any portion of that period.

        (f)    "Company" shall mean Vical Incorporated, a Delaware corporation.

        (g)   "Employee" shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary or (ii) an Outside Director and (iii) a consultant or adviser who provides services to the Company or a Subsidiary as an independent contractor. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan except as provided in Section 4(b).

        (h)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (i)    "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an option, as specified by the Committee in the applicable Stock Option Agreement.

        (j)    "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

            (i)  If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if Stock is not quoted on any such system, the "Pink Sheets" published by the National Quotation Bureau, Inc.;

           (ii)  If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

          (iii)  If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

        (k)   "Incentive Stock Option" or "ISO" shall mean an employee incentive stock option described in Section 422(b) of the Code.

        (l)    "Nonstatutory Option" or "NSO" shall mean an employee stock option not described in Sections 422(b) or 423(b) of the Code.

        (m)  "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

        (n)   "Option" shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

        (o)   "Optionee" shall mean an individual who holds an Option.

        (p)   "Outside Director" shall mean a member of the Board of Directors who is not a Common-Law Employee of the Company or of a Subsidiary.

        (q)   "Plan" shall mean this Stock Incentive Plan of Vical Incorporated, formerly the 1992 Stock Plan of Vical Incorporated.

        (r)   "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

        (s)   "Service" shall mean service as an Employee.

        (t)    "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

        (u)   "Stock" shall mean the Common Stock ($.01 par value) of the Company.

        (v)   "Stock Option Agreement" shall mean the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

        (w)  "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan, which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

        (x)   "Subsidiary" shall mean any corporation if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        (y)   "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

        (z)   "W-2 Payroll" shall mean whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of a Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3.    ADMINISTRATION.

        (a)    Committee Composition.    The Plan shall be administered by the Committee. Except as provided below, the Committee shall consist exclusively of directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

            (i)  Such requirements, if any, as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

           (ii)  Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

The Board may act on its own behalf with respect to Outside Directors and may also appoint one or more separate committees composed of one or more officers of the Company, who need not be directors of the Company and who need not satisfy the foregoing requirements, who may administer the Plan with respect to Employees who are not "covered employees" under Section 162(m)(3) of the Code and who are not required to report pursuant to Section 16(a) of the Exchange Act.

        (b)    Committee Responsibilities.    The Committee shall (i) select the Employees who are to receive Options and other rights to acquire shares under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Options or other rights, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 4.    ELIGIBILITY.

        (a)    General Rules.    Only Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Optionees or Offerees by the Committee.

        (b)    Incentive Stock Options.    Only Employees who are Common-Law Employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

SECTION 5.    STOCK SUBJECT TO PLAN.

        (a)    Basic Limitation.    Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 5,200,000 Shares (subject to adjustment pursuant to Section 9). Of the Shares available hereunder, no more than 30% in the aggregate shall be available with respect to Outside Directors, subject to adjustment pursuant to Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Notwithstanding any other provision of the Plan, no Employee shall receive a grant of more than 300,000 Shares in any calendar year.

        (b)    Additional Shares.    In the event that any outstanding option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan; provided, however, that no such reacquired Shares may be used for the grant of an ISO.

SECTION 6.    TERMS AND CONDITIONS OF AWARDS OR SALES.

        (a)    Stock Purchase Agreement.    Each award or sale of Shares under the Plan (other than upon exercise of an option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

        (b)    Duration of Offers and Non-Transferability of Rights.    Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

        (c)    Purchase Price.    The Purchase Price of Shares to be offered under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

        (d)    Withholding Taxes.    As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

        (e)    Restrictions on Transfer of Shares.    Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

        (f)    Effect of Change in Control.    The Committee may set forth in an Offeree's Stock Purchase Agreement, or in any subsequent written agreement between the Company and the Offeree, terms upon which the Shares shall become fully vested on an accelerated basis in the event that a Change in Control occurs with respect to the Company; provided, however, that in the absence of any such terms, no such acceleration shall occur with respect to the Shares.

SECTION 7.    TERMS AND CONDITIONS OF OPTIONS.

        (a)    Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b)    Number of Shares.    Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

        (c)    Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Share on the date of grant (except as a higher percentage may be required by Section 4(b)). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

        (d)    Withholding Taxes.    As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

        (e)    Exercisability.    Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability, retirement or other events.

        (f)    Effect of Change in Control.    The Committee may set forth in an Optionee's Stock Option Agreement, or in any subsequent written agreement between the Company and the Optionee, terms upon which the Option grant shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company; provided, however, that in the absence of any such terms, no such acceleration shall occur with respect to the Option.

        (g)    Term.    The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

        (h)    Non-Transferability.    An option granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. However, this Section 7 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee's death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

        (i)    Termination of Service (except by death).    If an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Option(s) shall, except to the extent determined by the Committee, expire on the earliest of the following occasions:

            (i)  The expiration date determined pursuant to Subsection (g) above;

           (ii)  The date 90 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

          (iii)  The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of the Optionee's Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated.

        (j)    Leaves of Absence.    For purposes of Subsection (i) above, Service shall, except to the extent determined by the Committee, be deemed to continue while the Optionee is on military leave, sick-leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        (k)    Death of Optionee.    If an Optionee dies while the Optionee is in Service, then the Optionee's Option(s) shall, except to the extent determined by the Committee, expire on the earlier of the following dates:

            (i)  The expiration date determined pursuant to Subsection (g) above; or

           (ii)  The date six months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

        (l)    No Rights as a Stockholder.    An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person is entitled, pursuant to the terms of such Option, to receive such Shares. No adjustments shall be made, except as provided in Section 9.

        (m)    Modification, Extension and Assumption of Options.    Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

        (n)    Restrictions on Transfer of Shares.    Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8.    PAYMENT FOR SHARES.

        (a)    General Rule.    The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c), (d) and (e) below.

        (b)    Surrender of Stock.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        (c)    Promissory Note.    To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are pledged as security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

        (d)    Exercise/Sale.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        (e)    Exercise/Pledge.    To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 9.    ADJUSTMENT OF SHARES.

        (a)    General.    In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spinoff, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of(i) the number of Shares available for future grants under Section 5(a), (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

        (b)    Mergers and Consolidations.    In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is the surviving corporation). In the event the Company is not the surviving corporation and the surviving corporation will not assume the outstanding Options, the agreement of merger or consolidation may provide for payment of a cash settlement for exercisable options equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price and for the cancellation of Options not exercised or settled, in either case without the Optionees' consent.

        (c)    Reservation of Rights.    Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.    SECURITIES LAWS.

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933,as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11.    NO EMPLOYMENT RIGHTS.

        No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.    DURATION AND AMENDMENTS.

        (a)    Term of the Plan.    The Plan, as set forth herein, shall become effective as of the date indicated herein. The Plan shall terminate automatically 10 years after its amendment and restatement by the Board of Directors to read as set forth herein and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b)    Right to amend or Terminate the Plan.    The Board of Directors may at any time and for any reason, amend, suspend or terminate the Plan. An amendment of the Plan shall be subject to the approval the Company's stockholders only to the extent required by applicable laws, regulations and rules, including the rules of any applicable exchange.

        (c)    Effect of Amendment or Termination.    No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.    EXECUTION.

        To record the amendment and restatement of the Plan by the Board of Directors, effective May 21, 2003, the Company has caused its authorized officer to execute the same.

VICAL INCORPORATED
By:	/s/ MARTHA J. DEMSKI Martha J. Demski

APPENDIX B

VICAL INCORPORATED

AUDIT COMMITTEE PRE-APPROVAL POLICY
FOR SERVICES OF INDEPENDENT AUDITOR

I.    GENERAL

        Under the Sarbanes-Oxley Act of 2002 (the "Act") and rules adopted by the Securities and Exchange Commission (the "SEC"), the Audit Committee (the "Audit Committee") of the Board of Directors of Vical Incorporated (the "Company") is responsible for the appointment, compensation and oversight of the work of the Company's independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve all audit, review and attest services, as well as all permissible non-audit services (subject to a de minimis exception), to be performed by the independent auditor to ensure that the provision of these services does not impair the auditor's independence. The engagement to perform services may be approved either on a case-by-case basis before the independent auditor is engaged to provide each service or the engagement may be pre-approved on a collective basis pursuant to this Audit Committee Pre-Approval Policy for Services of Independent Auditor (the "Policy"). This Policy sets forth the Company's policy regarding the particular services that may be pre-approved on a collective basis as well as the procedures for such pre-approval. In no event shall any collective pre-approval result in a delegation to management of the Audit Committee's authority.

II.    DELEGATION

        As provided by the Act, the Audit Committee may delegate pre-approval authority to one or more of its members. By this Policy, the Audit Committee delegates specific pre-approval authority to each member of the Audit Committee; provided, however, that any member shall not be able to pre-approve any services resulting in fees to the Company in excess of $50,000. Each member shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.    AUDIT SERVICES

        The scope, terms and fees of the engagement for the annual audit must be expressly pre-approved by the Audit Committee. The independent auditor shall provide the Audit Committee with an engagement letter during the second quarter of each fiscal year outlining the scope of the audit services proposed to be performed during the fiscal year. The engagement letter, as amended to reflect any changes negotiated by the Audit Committee, will be subject to approval by the Audit Committee at its next meeting, or pursuant to an action by written consent taken by the Audit Committee. Subsequent to the approval of the engagement letter, the Audit Committee must approve any necessary and acceptable changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

        In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may pre-approve other audit services. In general, other audit services are those services performed by the independent auditor to fulfill the independent auditor's responsibility under generally accepted auditing standards, including procedures by the independent auditor that are necessary to reach an opinion on the financial statements (e.g., review of a tax accrual or consultations with the national office on complex accounting issues to reach an audit judgment) and statutory audits and comfort letters. The Audit Committee may pre-approve those audit services listed in Appendix A hereto on a collective basis. All other audit services must be pre-approved separately by the Audit Committee.

IV.    AUDIT-RELATED SERVICES

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. The Audit Committee believes that the provision of audit-related services should not impair the independence of the auditor and may pre-approve the audit-related services listed in Appendix B hereto on a collective basis. All other audit-related services must be pre-approved separately by the Audit Committee.

V.    TAX SERVICES

        The Audit Committee believes that the independent auditor can provide certain limited tax services to the Company without impairing the auditor's independence. The Audit Committee may pre-approve the tax services listed in Appendix C hereto on a collective basis. All other tax services must be pre-approved separately by the Audit Committee.

VI.    OTHER NON-AUDIT SERVICES

        In determining whether to pre-approve any permissible non-audit service, the Audit Committee shall consider whether the service would impair the auditor's independence by requiring the auditor to:

  •
  function in the role of management;

  •
  audit its own work; or

  •
  act as an advocate for the Company.

        In accordance with the Act and SEC rules and regulations, the Audit Committee may not approve any of the following non-audit services by the independent auditor for the Company:

  •
  bookkeeping or other services related to the accounting records or financial statements;

  •
  financial information systems design and implementation;

  •
  appraisal or valuation services, fairness opinions or contribution-in-kind reports;

  •
  actuarial services;

  •
  internal audit outsourcing services;

  •
  management functions;

  •
  human resources;

  •
  broker-dealer, investment adviser or investment banking services;

  •
  legal services;

  •
  expert services unrelated to an audit; and

  •
  any other service that the Public Company Accounting Oversight Board determines by regulation to be impermissible.

        The Audit Committee may pre-approve the non-audit services listed in Appendix D hereto on a collective basis. All other permissible non-audit services must be pre-approved separately by the Audit Committee.

VII.    PROCEDURES AND SUPPORTING DOCUMENTATION

        With respect to each proposed service to be pre-approved on a collective basis, the independent auditor must provide detailed back-up documentation to the Audit Committee regarding the specific services to be provided. Absent such documentation, the service shall not be pre-approved.

Pre-approvals for any audit, audit-related, tax or non-audit service by the Audit Committee shall be effective until the date set forth in the resolution of the Audit Committee approving such service; provided, however, that the term of any pre-approved service shall not be longer than one year from the pre-approval date.

        Requests regarding engagements for which pre-approval is sought will include consideration of whether the request or application is consistent with the SEC's rules on auditor independence.

        Pre-approval of services to be performed by the independent auditor shall be reflected in the minutes of the meetings of the Audit Committee, by written consent or by such other means as the Audit Committee determines, which pre-approval shall include a detailed description of the services pre-approved (in the form listed on the applicable appendix attached to this Policy) and any limitations on the amount of such services.

APPENDIX A

PRE-APPROVED AUDIT SERVICES

Dated: March 12, 2004

SERVICE		MAXIMUM FEES
•	Statutory audits or financial audits for subsidiaries or affiliates of the Company	Up to $50,000
•	Services associated with SEC registration statements, periodic reports (including quarterly financial statements), and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters and consents); assistance in responding to SEC comment letters; and required attest services	Up to $60,000 (SEC registration statements) Up to $45,000 (all others)

APPENDIX B

PRE-APPROVED AUDIT-RELATED SERVICES

Dated: March 12, 2004

SERVICE	MAXIMUM FEES
Financial statement audits of employee benefit plans	Up to $20,000
Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters	Up to $10,000
Internal control reviews and assistance with internal control reporting requirements pursuant to Section 404 of the Act	Up to $50,000
Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Up to $25,000
Attest services not required by statute or regulation	Up to $25,000
Licensing or purchase of accounting resource related software	Up to $5,000

APPENDIX C

PRE-APPROVED TAX SERVICES

Dated: March 12, 2004

SERVICE	MAXIMUM FEES
Review of U.S. federal, state and local tax compliance issues	Up to $5,000
Review of international tax compliance issues	Up to $5,000
Review of federal, state, local and international income, franchise and other tax returns	Up to $5,000
Licensing or purchase of income tax preparation software from the independent auditor, provided that the function of the software is limited to preparation of tax returns	N/A

APPENDIX D

PERMITTED NON-AUDIT SERVICES

Dated: March 12, 2004

SERVICE	MAXIMUM FEES
T.B.D.

VICAL INCORPORATED
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING ON MAY 10, 2004

        The undersigned stockholder of Vical Incorporated, or the "Company," acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated March 19, 2004, and the undersigned revokes all prior proxies and appoints Vijay B. Samant and Martha J. Demski, and each of them, proxies for the undersigned to vote all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at Wyndham San Diego North, 5975 Lusk Blvd., San Diego, CA 92121, at 9:00 a.m. Pacific Time on May 10, 2004, or at any adjournment or postponement thereof, and instructs said proxies to vote as follows:

  1.
  ELECTION OF DIRECTORS:

  ☐ FOR each of the individuals nominated by the Nominating/Governance Committee of the Board of Directors of the Company for Class III director listed below (except as marked to the contrary below)

  ☐ WITHHOLD AUTHORITY to vote for the nominees for Class III director listed below

      Robert H. Campbell and Gary A. Lyons

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

  2.
  TO APPROVE THE AMENDMENT OF THE COMPANY'S STOCK INCENTIVE PLAN:

  ☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

  3.
  TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2004:

  ☐ FOR                                                 ☐ AGAINST                                                 ☐ ABSTAIN

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

VOTING VIA THE INTERNET OR BY TELEPHONE

        If your shares are registered in your name, you may go to http://www.eproxy.com/vicl to grant a proxy to vote your shares by means of the Internet, or call 1-800-435-6710 to grant a proxy to vote your shares by telephone.

        Any vote submitted via the Internet or by telephone must be received by 11:00 p.m. Eastern Time on May 7, 2004. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE

TWO NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR THE APPROVAL OF PROPOSALS 2 AND 3.

VICAL INCORPORATED BOARD OF DIRECTORS PROXY Annual Meeting of Stockholders May 10, 2004
Dated this day of , 2004
(Signature of Stockholder)
(Signature of Stockholder)

Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

Please Mark, Sign, Date and Mail This Proxy Card Promptly, Using the Enclosed Envelope.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
IMPORTANT
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE PRINCIPLES AND BOARD AND COMMITTEE MATTERS
CERTAIN TRANSACTIONS
CODE OF BUSINESS CONDUCT AND ETHICS
PROPOSAL 2 AMENDMENT OF THE STOCK INCENTIVE PLAN
The Board of Directors Recommends a Vote FOR the Approval of the Amendment to Our Stock Incentive Plan.
NEW PLAN BENEFITS Stock Incentive Plan
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in 2003(1)
Aggregated Option Exercises in Fiscal Year 2003 and Fiscal Year-End Option Values(1)
REPORT OF THE COMPENSATION AND STOCK PLAN COMMITTEES OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE MEASUREMENT COMPARISON(1)
Stock Price Performance Graph
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
APPENDIX A AMENDED AND RESTATED STOCK INCENTIVE PLAN OF VICAL INCORPORATED
APPENDIX B VICAL INCORPORATED AUDIT COMMITTEE PRE-APPROVAL POLICY FOR SERVICES OF INDEPENDENT AUDITOR
APPENDIX A PRE-APPROVED AUDIT SERVICES
APPENDIX B PRE-APPROVED AUDIT-RELATED SERVICES
APPENDIX C PRE-APPROVED TAX SERVICES
APPENDIX D PERMITTED NON-AUDIT SERVICES
VICAL INCORPORATED PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING ON MAY 10, 2004